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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 24, 1998




                         First Alliance Mortgage Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           California                     333-44585               95-2944875
 -------------------------------   ------------------------   ------------------
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
            Incorporation)                                   Identification No.)


         177305 Von Karman Avenue
            Irvine, California                                   97614-6203
 ----------------------------------------                      -----------------
 (Address of Principal Executive Offices)                        (Zip Code)



                                 (714) 224-8400
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               Registrant's telephone number, including area code



                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         The sole purpose of this Current Report on Form 8-K is to file the Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 of the corporation designated to act as trustee in connection with the proposed offering of the First Alliance Adjustable Rate Mortgage Loan Asset Backed Notes, Series 1998-1A by First Alliance Mortgage Loan Trust 1998-1A and the First Alliance Fixed Rate Mortgage Loan Asset Backed Notes, Series 1998-1F by First Alliance Mortgage Loan Trust 1998-1F (collectively, the "Notes"). This exhibit shall be incorporated by reference in the Registration Statement on Form S-3 of First Alliance Mortgage Company (Commission File No. 333-44585) pursuant to which the Notes will be offered in order to effect qualification of the related Indenture under the Trust Indenture Act of 1939, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

                       25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-1A.

                       25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank with respect to First Alliance Mortgage Loan Trust 1998-1F.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST ALLIANCE MORTGAGE
                                      COMPANY, as Company

                                      By:    /s/ Mark K. Mason
                                             ----------------------------
                                      Name:  Mark K. Mason
                                      Title: Executive Vice President and
                                             Chief Operating Officer





Dated:  March 24, 1998


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                                  EXHIBIT INDEX



Exhibit No.    Description                                         Page No.
----------     -----------                                         --------
 25.1          Form T-1 Statement of Eligibility of The Chase
               Manhattan Bank with respect to First Alliance
               Mortgage Loan Trust 1998-1A

 25.2          Form T-1 Statement of Eligibility of The Chase
               Manhattan Bank with respect to First Alliance
               Mortgage Loan Trust 1998-1F